SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Alternative Asset Allocation Fund DWS Select Alternative Allocation Fund DWS Alternative Asset Allocation VIP

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the ”MANAGEMENT” section of the fund’s summary prospectuses:

Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

Benjamin Pace, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

Darwei Kung, Director. Portfolio Manager of the fund. Joined the fund in 2013.

Please Retain This Supplement for Future Reference

July 19, 2013
PROSTKR-285